Exhibit 10.1
Execution Version
COMMON UNIT PURCHASE AGREEMENT
by and among
TEEKAY OFFSHORE PARTNERS L.P.

and

THE PURCHASERS NAMED ON SCHEDLUE A HERETO

i

ii

Schedule A — List of Purchasers and Commitment Amounts
Schedule B — Notice and Contact Information
Schedule C — Operating Subsidiaries and Ownership

Exhibit A — Form of Registration Rights Agreement
Exhibit B — Sevan FPSO Acquisition Terms
Exhibit C — Form of Opinion of Perkins Coie L.L.P.
Exhibit D — Form of Opinion of Watson, Farley & Williams LLP

iii

COMMON UNIT PURCHASE AGREEMENT
This COMMON UNIT PURCHASE AGREEMENT, dated as of November 9, 2011 (this “Agreement”), is by and among TEEKAY OFFSHORE PARTNERS L.P., a Marshall Islands limited partnership (the “Partnership”), and each of the purchasers listed on Schedule A hereof (each a “Purchaser” and collectively, the “Purchasers”).
WHEREAS, to fund a portion of the purchase price of (i) the Acquisition and (ii) the BG Shuttle Tankers (each, as defined below), the Partnership desires to sell to the Purchasers, and the Purchasers desire to purchase from the Partnership, certain Common Units (as defined below), in accordance with the provisions of this Agreement; and
WHEREAS, the Partnership and the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which the Partnership will provide the Purchasers with certain registration rights with respect to the Common Units acquired pursuant hereto.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Partnership and each of the Purchasers, severally and not jointly, hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
“Acquisition” means the acquisition by the Partnership of the FPSO vessel known as the Sevan Piranema substantially in accordance with the applicable terms set forth on Exhibit B.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning set forth in the introductory paragraph.
“BG Shuttle Tankers” means four newbuild shuttle tankers ordered scheduled to be delivered in 2013 and provide services for a subsidiary of BG Group plc in Brazil.
“Business Day” means a day other than (i) a Saturday or Sunday or (ii) any day on which banks located in New York, New York, U.S.A. are authorized or obligated to close.

“Closing” has the meaning specified in Section 2.2.
“Closing Date” has the meaning specified in Section 2.2.
“Commission” means the United States Securities and Exchange Commission.
“Common Unit Price” has the meaning specified in Section 2.1(b).
“Common Units” means the Common Units representing limited partnership interests in the Partnership having the rights and obligations specified in the Partnership Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“General Partner” means Teekay Offshore GP L.L.C., a Marshall Islands limited liability company.
“Governmental Authority” means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person’s Property is located or that exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person’s Property. Unless otherwise specified, all references to Governmental Authority herein with respect to the Partnership mean a Governmental Authority having jurisdiction over the Partnership, its Subsidiaries or any of their respective Properties.
“Indemnified Party” has the meaning specified in Section 6.3.
“Indemnifying Party” has the meaning specified in Section 6.3.
“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.
“Lien” means any mortgage, claim, encumbrance, pledge, lien (statutory or otherwise), security agreement, conditional sale or trust receipt or a lease, consignment or bailment, preference or priority or other encumbrance upon or with respect to any property of any kind; provided, however, that any charter or services contracts to which the Partnership’s vessels are subject shall not be deemed Liens.
“Marshall Islands LLC Act” means the Marshall Islands Limited Liability Company Act.
“Marshall Islands LP Act” means the Marshall Islands Limited Partnership Act.
“Material Adverse Effect” has the meaning specified in Section 3.1.
“NYSE” means The New York Stock Exchange, Inc.

“OLP GP” means Teekay Offshore Operating GP L.L.C., a Marshall Islands limited liability company.
“Operating Company” means Teekay Offshore Operating L.P., a Marshall Islands limited partnership.
“Operative Documents” means, collectively, this Agreement and the Registration Rights Agreement or any amendments, supplements, continuations or modifications thereto.
“Partnership” has the meaning set forth in the introductory paragraph.
“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership dated December 19, 2006, as amended to date.
“Partnership Entities” and each a “Partnership Entity” means the General Partner, the Partnership and each of the Partnership’s Subsidiaries, other than those Subsidiaries which, individually or in the aggregate, would not constitute a “significant subsidiary” as defined in Regulation S-X.
“Partnership Related Parties” has the meaning specified in Section 6.2.
“Partnership SEC Documents” has the meaning specified in Section 3.12.
“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other form of entity.
“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
“Purchase Price” means, with respect to a particular Purchaser, the amount set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto.
“Purchased Units” means, with respect to a particular Purchaser, the number of Common Units set forth opposite such Purchaser’s name under the column titled “Common Units” set forth on Schedule A.
“Purchaser” and “Purchasers” have the meanings set forth in the introductory paragraph.
“Purchaser Related Parties” has the meaning specified in Section 6.1.
“Registration Rights Agreement” has the meaning set forth in the recitals hereto.
“Representatives” of any Person means the Affiliates, officers, directors, managers, employees, agents, counsel, accountants, investment bankers and other representatives of such Person.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Sevan” means Sevan Marine ASA, a Norwegian company.
“Short Sales” means, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
“Subsidiary” means, as to any Person, any corporation or other entity of which: (i) such Person or a Subsidiary of such Person is a general partner or manager; (ii) at least a majority of the outstanding equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors or similar governing body of such corporation or other entity (irrespective of whether or not at the time any equity interest of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries; or (iii) any corporation or other entity as to which such Person consolidates for accounting purposes.
“Teekay” means Teekay Corporation, a Marshall Islands company.
“Termination Fee” has the meaning specified in Section 5.5.
“Walled Off Person” shall have the meaning set forth in Section 4.5.
ARTICLE II
AGREEMENT TO SELL AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Subject to the terms and conditions hereof, the Partnership hereby agrees to issue and sell to each Purchaser and each Purchaser hereby agrees, severally and not jointly, to purchase from the Partnership, its respective Purchased Units, and each Purchaser agrees, severally and not jointly, to pay the Partnership the Common Unit Price for each Purchased Unit as set forth in paragraph (b) below. The obligations of each Purchaser under this Agreement are independent of the obligations of each other Purchaser, and the failure or waiver of performance by any Purchaser does not excuse performance by any other Purchaser or by the Partnership.
(b) The amount per Common Unit each Purchaser will pay to the Partnership to purchase the Purchased Units (the “Common Unit Price”) hereunder shall be $23.90; provided however, that if the Closing Date is after the record date for the distribution to the Partnership’s holders of Common Units with respect to the quarter ending December 31, 2011 (the Partnership anticipates paying the distribution on or about February 13, 2012), the Common Unit Price shall be reduced by an amount equal to such per unit distribution and Schedule A shall be updated accordingly.

Section 2.2 Closing. Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Purchased Units hereunder (the “Closing”) shall take place at the offices of Perkins Coie LLP, 1120 N.W. Couch Street, Portland, Oregon 97209-4128, or such other location as mutually agreed by the parties, and upon the later to occur of (i) the first Business Day following the satisfaction or waiver of the conditions set forth in Sections 2.3, 2.4 and 2.5 (other than those conditions that are by their terms to be satisfied at the Closing) and (ii) the closing of the Acquisition; provided, however, that if such later event is the closing of the Acquisition, then the Closing shall occur concurrently therewith (the date of such closing, the “Closing Date”).
Section 2.3 Mutual Conditions. The respective obligations of each party to consummate the purchase and issuance and sale of the Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):
(a) no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal;
(b) there shall not be pending any suit, action or proceeding by any Governmental Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement;
(c) (i) the material conditions associated with Teekay’s acquisition from Sevan of the FPSO vessel known as the Sevan Hummingbird shall have been satisfied and the Partnership shall have notified the Purchasers of Teekay’s intent to effect such acquisition no later than five Business Days after the Closing Date and (ii) the Partnership shall have notified the Purchasers of Teekay’s intent to enter into an agreement with Sevan to acquire the FPSO vessel known as the Sevan Voyageur no later than five Business Days after the Closing Date, in each case substantially in accordance with the applicable terms set forth in Exhibit B;
(d) the material conditions associated with the closing of the Acquisition shall have occurred and the Partnership shall have notified Purchasers of its intent to effect the Acquisition no later than five Business Days following the Closing Date; and
(e) the Partnership shall have received or be entitled to receive at Closing, pursuant to binding commitments as to which all conditions precedent to funding (other than conditions that are by their terms to be satisfied at Closing) have been satisfied or waived, equity funding for the Acquisition of not less than $125 million (including the aggregate Purchase Price set forth on Schedule A).

Section 2.4 Each Purchaser’s Conditions. The obligation of each Purchaser to consummate the purchase of its Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing with respect to its Purchased Units, in whole or in part, to the extent permitted by applicable Law):
(a) The Partnership shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Partnership on or prior to the Closing Date;
(b) (i) The representations and warranties of the Partnership contained in this Agreement that are qualified by materiality or a Material Adverse Effect shall be true and correct when made and as of the Closing Date as if made on and as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct as of such date only) and (ii) all other representations and warranties of the Partnership shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct in all material respects as of such date only);
(c) The NYSE shall have authorized, upon official notice of issuance, the listing of the Purchased Units;
(d) No notice of delisting from the NYSE shall have been received by the Partnership with respect to the Common Units;
(e) The Partnership shall have delivered, or caused to be delivered, to the Purchasers at the Closing, the Partnership’s closing deliveries described in Section 2.6;
(f) Since the date of this Agreement, no Material Adverse Effect shall have occurred and be continuing; and
(g) The execution and delivery by the Partnership of the Registration Rights Agreement.
Section 2.5 The Partnership’s Conditions. The obligation of the Partnership to consummate the sale of the Purchased Units to a Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to such Purchaser (any or all of which may be waived by the Partnership in writing, in whole or in part, to the extent permitted by applicable Law):
(a) the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct as of such date only) and all other representations and warranties of such Purchaser shall be true and correct in all material respects as of the Closing Date (except that any such representations of such Purchaser made as of a specific date shall be required to be true and correct in all material respects as of such date only); and

(b) such Purchaser shall have delivered, or caused to be delivered, to the Partnership at the Closing such Purchaser’s closing deliveries described in Section 2.7.
By acceptance of the Purchased Units, each Purchaser shall be deemed to have represented to the Partnership that such Purchaser has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by it on or prior to the Closing Date; and the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality are true and correct as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct as of such date only) and all other representations and warranties of such Purchaser are true and correct in all material respects as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct in all material respects as of such date only).
Section 2.6 Partnership Deliveries. At the Closing, subject to the terms and conditions hereof, the Partnership will deliver, or cause to be delivered, to each Purchaser:
(a) The Purchased Units by either (i) electronic delivery to The Depository Trust Company on Purchasers’ behalf, registered in such name(s) as Purchasers have designated or (ii) physical certificate(s) to the address(es) provided by the Purchasers, in such name(s) as Purchasers have designated, at the option of the Purchasers;
(b) Copies of (i) the Certificate of Limited Partnership of the Partnership and (ii) the Certificate of Formation of the General Partner, each certified by the Registrar of Corporations of the Republic of the Marshall Islands as of a recent date;
(c) A certificate of the Registrar of Corporations of the Republic of the Marshall Islands, dated a recent date, to the effect that each of the General Partner and the Partnership is in good standing;
(d) A cross-receipt executed by the Partnership and delivered to such Purchaser certifying that it has received the Purchase Price from such Purchaser as of the Closing Date;
(e) An opinion addressed to the Purchasers from Perkins Coie L.L.P., legal counsel to the Partnership, dated as of the Closing Date, in the form and substance attached hereto as Exhibit C;

(f) An opinion, addressed to the Purchasers from Watson, Farley & Williams LLP, special Marshall Islands counsel to the Partnership, dated as of the Closing Date, in the form and substance attached hereto as Exhibit D;
(g) A certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the General Partner, on behalf of the Partnership, in his capacities as such, stating that:
(i) The Partnership has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Partnership on or prior to the Closing Date; and
(ii) The representations and warranties of the Partnership contained in this Agreement that are qualified by materiality or Material Adverse Effect were true and correct when made and are true and correct as of the Closing Date and all other representations and warranties of the Partnership were true and correct in all material respects when made and are true and correct in all material respects as of the Closing Date; in each case as though made at and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct or true and correct in all material respects, as applicable, as of such date only); and
(h) A certificate of the Secretary or Assistant Secretary of the General Partner, on behalf of the Partnership, certifying as to (1) the Certificate of Limited Partnership of the Partnership and the Partnership Agreement, (2) the Certificate of Formation of the General Partner and its Limited Liability Company Agreement, (3) board resolutions authorizing the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, including the issuance of the Purchased Units and (4) the signatures of the officers executing the Operative Documents.
Section 2.7 Purchaser Deliveries. At the Closing, subject to the terms and conditions hereof, each Purchaser will deliver, or cause to be delivered, to the Partnership:
(a) Payment to the Partnership of the Purchase Price set forth opposite such Purchaser’s name under the column titled “Purchase Price” on Schedule A hereto by wire transfer of immediately available funds to an account designated by the Partnership in writing at least two Business Days prior to the Closing Date;
(b) A cross-receipt executed by such Purchaser and delivered to the Partnership certifying that it has received its Purchased Units as of the Closing Date; and
(c) The executed Registration Rights Agreement.

Section 2.8 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Operative Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Operative Document. Nothing contained herein or in any other Operative Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Operative Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Operative Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP
The Partnership represents and warrants to each Purchaser as follows:
Section 3.1 Existence. Each of the Partnership Entities has been duly incorporated or formed, as the case may be, and is validly existing as a limited liability company, limited partnership or corporation, as the case may be, in good standing under the Laws of its jurisdiction of incorporation or formation, as the case may be, and has the full limited liability company, limited partnership or corporate, as the case may be, power and authority, and has all governmental licenses, authorizations, consents and approvals, necessary to own, lease or hold its Properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and in good standing as a foreign limited liability company, limited partnership or corporation, as the case may be, in each jurisdiction in which its ownership or lease of Property or the conduct of its business requires such qualification, except where the failure to so register or qualify would not reasonably be expected to (i) have, individually or in the aggregate, a material adverse effect on the condition (financial or other), results of operations, securityholders’ equity, Properties, business, assets or prospects of the Partnership Entities taken as a whole, the ability of the Partnership Entities to meet their obligations under the Operative Documents or the ability of the Partnership Entities to consummate the transactions under any Operative Document on a timely basis (except, in each case, to the extent any such material adverse effect after the date hereof results from, arises out of or relates to: (A) the announcement of the transactions contemplated by this Agreement or of the Acquisition or the satisfaction of the obligations set forth herein, (B) a general deterioration in the economy or changes in the general state of the industries in which the Partnership Entities operate, except to the extent that the Partnership Entities, taken as a whole, are adversely affected in a disproportionate manner as compared to other industry participants, (C) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, including acts of terrorism, (D) changes in accounting principles or regulations imposed upon the Partnership Entities or their businesses applicable generally or to such industries or (E) changes in Laws applicable to the Partnership Entities or their businesses) (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.

Section 3.2 Purchased Units; Capitalization.
(a) On the Closing Date, the Purchased Units shall have those rights, preferences, privileges and restrictions governing the Common Units as set forth in the Partnership Agreement.
(b) The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest is the only general partner interest of the Partnership that is issued and outstanding; and such general partner interest has been duly authorized and validly issued and is owned by the General Partner free and clear of any Liens (except restrictions on transferability contained in the Partnership Agreement).
(c) As of the date of this Agreement, prior to the issuance and sale of the Purchased Units, as contemplated hereby, the issued and outstanding limited partner interests of the Partnership consist of 63,513,580 Common Units and the Incentive Distribution Rights (as defined in the Partnership Agreement). All outstanding Common Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands LP Act).
(d) The Common Units are listed on the NYSE, and the Partnership has not received any notice of delisting.
Section 3.3 Subsidiaries.
(a) The Partnership owns a 100% membership interest in OLP GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of OLP GP and is fully paid (to the extent required under such agreement) and nonassessable (except as such nonassessability may be affected by Section 51 of the Marshall Islands LLC Act); and the Partnership owns such membership interest free and clear of all Liens except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Partnership SEC Documents.
(b) The Partnership directly owns a 99.09% limited partner interest in the Operating Company and OLP GP directly owns a 0.91% general partner interest in the Operating Company; such partner interests have been duly authorized and validly issued in accordance with the partnership agreement of the Operating Company and are fully paid (to the extent required under such agreement) and, with respect to the limited partner interests, are nonassessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands LP Act); and the Partnership and OLP GP own such partner interests free and clear of all Liens except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Partnership SEC Documents.

(c) The Partnership and the Operating Company own, directly or indirectly, the equity interests of the Subsidiaries as described on Schedule C; such equity interests have been duly authorized and validly issued in accordance with the organizational documents of each Subsidiary, and are fully paid (to the extent required under such organizational documents) and nonassessable (except as such nonassessability may be affected by the applicable statutes of the jurisdiction of formation of the applicable Operating Subsidiary); and the Partnership and the Operating Company, as applicable, own such equity interests free and clear of all Liens except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Partnership SEC Documents.
Section 3.4 No Conflict. None of (i) the offering, issuance and sale by the Partnership of the Purchased Units and the application of the proceeds therefrom, (ii) the execution, delivery and performance of the Operative Documents by the Partnership, or (iii) the consummation of the transactions contemplated hereby or thereby conflicts or will conflict with, or results or will result in a breach or violation of or imposition of any Lien upon any Property or assets of the Partnership Entities pursuant to, (A) the formation or governing documents of any of the Partnership Entities, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Partnership Entities is a party, by which any of them is bound or to which any of their respective Properties or assets is subject, or (C) any Law applicable to any of the Partnership Entities or injunction of any court or governmental agency or body to which any of the Partnership Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Partnership Entities or any of their Properties, except in the case of clause (B) for such conflict, breach, violation or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 3.5 No Default. None of the Partnership Entities is in violation or default of (i) any provision of its respective formation or governing documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party, by which it is bound or to which its property is subject, or (iii) any Law of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Partnership Entities or any of their Properties, as applicable, except, in the case of clauses (ii) or (iii), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.6 Authority. On the Closing Date, the Partnership will have all requisite power and authority to issue, sell and deliver the Purchased Units, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement. On the Closing Date, all partnership or limited liability company action, as the case may be, required to be taken by the General Partner and the Partnership for the authorization, issuance, sale and delivery of the Purchased Units, the execution and delivery of the Operative Documents and the consummation of the transactions contemplated hereby and thereby shall have been validly taken. No approval from the holders of outstanding Common Units is required under the Partnership Agreement or the rules of the NYSE in connection with the Partnership’s issuance and sale of the Purchased Units to the Purchasers.
Section 3.7 Approvals. Except as required by the Commission in connection with the Partnership’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Partnership of any of the Operative Documents to which it is a party or the Partnership’s issuance and sale of the Purchased Units, except (i) as may be required under the state securities or “Blue Sky” Laws, or (ii) where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect
Section 3.8 Compliance with Laws. As of the date hereof, neither the Partnership nor any of its Subsidiaries is in violation of any Law applicable to the Partnership or its Subsidiaries, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Partnership and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Partnership nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such potential revocation or modification would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 3.9 Due Authorization. Each of the Operative Documents has been duly and validly authorized and has been or, with respect to the Operative Documents to be delivered at the Closing Date, will be, validly executed and delivered by the Partnership or the General Partner, as the case may be, and constitutes, or will constitute, the legal, valid and binding obligations of the Partnership or the General Partner, as the case may be, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.

Section 3.10 Valid Issuance; No Options or Preemptive Rights. The Purchased Units to be issued and sold by the Partnership to each Purchaser hereunder have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered against payment therefor pursuant to this Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands LP Act) and will be free of any and all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Partnership Agreement or this Agreement and under applicable federal and state securities laws and (ii) such Liens as are created by the Purchasers. The holders of outstanding Common Units are not entitled to statutory, preemptive or other similar contractual rights to subscribe for Common Units; and no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership securities or ownership interests in the Partnership are outstanding.
Section 3.11 No Registration Rights. Except as contemplated by the Partnership Agreement, this Agreement and the Registration Rights Agreement, there are no contracts, agreements or understandings between the Partnership and any Person granting such Person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership or to require the Partnership to include such securities in any securities registered or to be registered pursuant to any registration statement filed by or required to be filed by the Partnership under the Securities Act.
Section 3.12 Periodic Reports. The Partnership’s forms, registration statements, reports, schedules and statements required to be filed by it under the Exchange Act or the Securities Act (all such documents filed prior to the date hereof, collectively the “Partnership SEC Documents”) have been filed with the Commission on a timely basis. The Partnership SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein, at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequent Partnership SEC Document) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (c) in the case of the financial statements, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (d) in the case of the financial statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, for the absence of certain footnote disclosure and normal, recurring year-end adjustments or as otherwise permitted by the rules and regulations of the Commission), and (e) fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of the Partnership and its consolidated subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Each of Ernst & Young LLP and KPMG LLP is an independent registered public accounting firm with respect to the Partnership and the General Partner and has not resigned or been dismissed as independent registered public accountants of the Partnership as a result of or in connection with any disagreement with the Partnership on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Section 3.13 Litigation. As of the date hereof, except as described in the Partnership SEC Documents, there are no legal or governmental proceedings pending to which any Partnership Entity is a party or to which any Property or asset of any Partnership Entity is subject that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or which challenges the validity of any of the Operative Documents or the right of any Partnership Entity to enter into any of the Operative Documents or to consummate the transactions contemplated hereby and thereby and, to the knowledge of the Partnership, no such proceedings are threatened by Governmental Authorities or others.
Section 3.14 Insurance. The Partnership and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. The Partnership does not have any reason to believe that it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.
Section 3.15 Internal Accounting Controls. The Partnership and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Partnership is not aware of any failures of such internal accounting controls.
Section 3.16 No Material Adverse Change. As of the date hereof, except as set forth in the Partnership SEC Documents filed with the Commission on or prior to the date hereof, since June 30, 2011, there has been no change, event, occurrence, effect, fact, circumstance or condition that has had or would reasonably be likely to have a Material Adverse Effect.

Section 3.17 Certain Fees. No fees or commissions are or will be payable by the Partnership to brokers, finders, or investment bankers with respect to the sale of any of the Purchased Units or the consummation of the transactions contemplated by this Agreement. The Partnership agrees that it will indemnify and hold harmless the Purchaser from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by the Partnership in connection with the sale of the Purchased Units or the consummation of the transactions contemplated by this Agreement.
Section 3.18 No Side Agreements. There are no agreements by, among or between the Partnership or any of its Affiliates, on the one hand, and any Purchaser or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.
Section 3.19 No Registration. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.6 and Section 4.7, the issuance and sale of the Purchased Units pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither the Partnership nor, to the knowledge of the Partnership, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.
Section 3.20 No Integration. Neither the Partnership nor any of its Affiliates have, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Purchased Units in a manner that would require registration under the Securities Act.
Section 3.21 Investment Company Status. The Partnership is not an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
Section 3.22 Form F-3 Eligibility. As of the date hereof, the Partnership has been, since the time of filing its most recent Form F-3 Registration Statement, and continues to be eligible to use Form F-3.
Section 3.23 Passive Foreign Investment Company. To the best knowledge of the Partnership, after consultation with the United States federal income tax counsel, none of the Partnership Entities is a Passive Foreign Investment Company within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended.

Section 3.24 Tax Status. None of the Partnership Entities, other than the Partnership and the General Partner, has elected to be classified as an association taxable as a corporation for United States federal income tax purposes. Each of the Partnership Entities, other than the Partnership and the General Partner, has properly elected to be classified as a disregarded entity if it has one owner or as a partnership if it has more than one owner for United States federal income tax purposes (other than any Partnership Entity that is classified other than as a corporation without regard to whether it makes an election).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
Each Purchaser, severally and not jointly, hereby represents and warrants to the Partnership that:
Section 4.1 Existence. Such Purchaser is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization, with all requisite power and authority to own, lease, use and operate its Properties and to conduct its business as currently conducted.
Section 4.2 Authorization, Enforceability. Such Purchaser has all necessary corporate, limited liability company or partnership power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary action on the part of such Purchaser; and this Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors’ rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.
Section 4.3 No Breach. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Purchaser, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or the property or assets of such Purchaser, except in the cases of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.

Section 4.4 Certain Fees. No fees or commissions are or will be payable by such Purchaser to brokers, finders, or investment bankers with respect to the purchase of any of the Purchased Units or the consummation of the transaction contemplated by this Agreement. Such Purchaser agrees that it will indemnify and hold harmless the Partnership from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by such Purchaser in connection with the purchase of the Purchased Units or the consummation of the transactions contemplated by this Agreement.
Section 4.5 No Side Agreements. There are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Partnership or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties; provided, however, that, subject to such Purchaser’s compliance with its obligations under the U.S. federal securities laws and its internal policies: (a) such Purchaser, for purposes hereof, shall not be deemed to include any employees, subsidiaries or Affiliates that are effectively walled off by appropriate “Chinese Wall” information barriers approved by such Purchaser’s legal or compliance department (and thus have not been privy to any information concerning this transaction) (a “Walled Off Person”) and (b) the foregoing representations in this paragraph shall not apply to any transaction by or on behalf of such Purchaser that was effected by a Walled Off Person in the ordinary course of trading without the advice or participation of such Purchaser or receipt of confidential or other information regarding this transaction provided by such Purchaser to such entity.
Section 4.6 Investment. The Purchased Units are being acquired for such Purchaser’s own account, the account of its Affiliates, or the accounts of clients for whom such Purchaser exercises discretionary investment authority (all of whom such Purchaser hereby represents and warrants are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated by the Commission pursuant to the Securities Act), not as a nominee or agent, and with no present intention of distributing the Purchased Units or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or other jurisdiction, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Purchased Units under a registration statement under the Securities Act and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144 promulgated thereunder). If such Purchaser should in the future decide to dispose of any of the Purchased Units, the Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state or other securities law, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

Section 4.7 Nature of Purchaser. Such Purchaser represents and warrants to, and covenants and agrees with, the Partnership that, (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Units, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.
Section 4.8 Restricted Securities. Such Purchaser understands that the Purchased Units are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.
Section 4.9 Legend. Such Purchaser understands that any certificates evidencing the Purchased Units will bear the legend required by the Partnership Agreement as well as the following legend: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”
Section 4.10 Short Selling. Such Purchaser has not entered into or effected any Short Sales of the Common Units owned by it between the time it first began discussion with the Partnership about the transactions contemplated by this Agreement and the date hereof (it being understood that the entering into of a total return swap shall not be considered a Short Sale of Common Units); provided, however, that, subject to such Purchaser’s compliance with its obligations under the U.S. federal securities laws and its internal policies: (a) such Purchaser, for purposes hereof, shall not be deemed to include any Walled Off Person and (b) the foregoing representations in this paragraph shall not apply to any transaction by or on behalf of Purchaser that was effected by a Walled Off Person in the ordinary course of trading without the advice or participation of Purchaser or receipt of confidential or other information regarding this transaction provided by Purchaser to such entity.
Section 4.11 Trading Activities. Such Purchaser’s trading activities, if any, with respect to the Common Units will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the NYSE.

Section 4.12 Short Selling Acknowledgement and Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of securities “against the box” prior to the effective date of a registration statement or prior to the time a Purchaser is eligible to sell such securities under Rule 144 is a violation of Section 5 of the Securities Act. Each Purchaser agrees, severally and not jointly, that it will not engage in any Short Sales that result in the disposition of the Common Units acquired hereunder by such Purchaser until such time as the Registration Statement (as defined in the Registration Rights Agreement) is declared or deemed effective by the Commission or such Common Units are no longer subject to any restrictions on resale.
ARTICLE V
COVENANTS
Section 5.1 Taking of Necessary Action. Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Partnership and each Purchaser shall use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the other parties, as the case may be, advisable for the consummation of the transactions contemplated by the Operative Documents.
Section 5.2 Other Actions. The Partnership shall file prior to the Closing a supplemental listing application with the NYSE to list the Purchased Units.
Section 5.3 Payment and Expenses. The Partnership hereby agrees to reimburse the Purchasers, upon demand, for up to an aggregate amount of $50,000 in reasonable fees and expenses of Vinson & Elkins L.L.P. incurred in connection with (i) the preparation of the Operative Documents, (ii) the issue, sale and delivery of the Purchased Units and (iii) any listing of the Purchased Units for quotation on the NYSE. Any legal fees of Vinson & Elkins L.L.P in excess of $50,000 shall be paid pro rata by all the Purchasers in proportion to the aggregate number of Purchased Units purchased by each.

Section 5.4 Use of Proceeds. The Partnership shall use the collective proceeds from the sale of the Purchased Units to partially fund the Acquisition and the BG Shuttle Tankers. If (x) the Acquisition does not close concurrently with the Closing or within five Business Days thereafter or (y) Teekay’s acquisition of the Sevan Hummingbird substantially in accordance with the applicable terms set forth in Exhibit B hereto does not close concurrently with the Closing or within five Business Days thereafter or (z) Teekay does not enter into a definitive agreement with Sevan to acquire the Sevan Voyageur substantially in accordance with the applicable terms set forth in Exhibit B hereto concurrently with the Closing or within five Business Days thereafter, the Partnership shall return the Purchase Price paid to the Partnership to the applicable Purchasers within five Business Days of receipt thereof and such Purchasers shall promptly return all Purchased Units to the Partnership.
Section 5.5 Termination Fee. In the event this Agreement is terminated without Closing by January 9, 2012, the Partnership hereby agrees to pay to each Purchaser a termination fee in cash in an amount equal to the product of (a) 1.00%, multiplied by (b) the amount set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto (the “Termination Fee”); provided, however, that no Purchaser who shall have breached in any material respect any of its covenants or agreements set forth in this Agreement shall be entitled to any Termination Fee.
ARTICLE VI
INDEMNIFICATION
Section 6.1 Indemnification by the Partnership. The Partnership agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Partnership contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of such representations or warranties; and provided further, that no Purchaser Related Party shall be entitled to recover special, indirect, incidental, consequential (including lost profits or diminution in value) or punitive damages. Notwithstanding anything to the contrary, indirect, incidental and consequential damages shall not be deemed to include diminution in value of the Purchased Units to the extent resulting from, arising out of or in any way related to the breach of any of the representations, warranties or covenants of the Partnership contained herein, which is specifically included in damages covered by the Purchaser Related Parties’ indemnification.

Section 6.2 Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify the Partnership, the General Partner and their respective Representatives (collectively, “Partnership Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties; and provided further, that no Partnership Related Party shall be entitled to recover special, indirect, incidental, consequential (including lost profits or diminution in value) or punitive damages.
Section 6.3 Indemnification Procedure. Promptly after any Partnership Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle any such action or claim, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party.
ARTICLE VII
MISCELLANEOUS
Section 7.1 Interpretation and Survival of Provisions. Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any party has an obligation under the Operative Documents, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent, or approval is to be made or given by any Purchaser, such action shall be in such Purchaser’s sole discretion unless otherwise specified in this Agreement. If any provision in the Operative Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Operative Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Operative Documents, and the remaining provisions shall remain in full force and effect. The Operative Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.
Section 7.2 Survival of Provisions. The representations and warranties set forth in Sections 3.1, 3.2, 3.6, 3.10, 3.11, 3.16, 3.17, 3.18, 3.19, 4.4, 4.5, 4.7, 4.8, 4.9 and 4.10 hereunder shall survive the execution and delivery of this Agreement indefinitely, and the other representations and warranties set forth herein shall survive for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of the Partnership or any Purchaser. The covenants made in this Agreement or any other Operative Document shall survive the Closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Units and payment therefor and repayment, conversion, exercise or repurchase thereof. All indemnification obligations of the Partnership and the Purchasers pursuant to this Agreement and the provisions of Article VI shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the parties, regardless of any purported general termination of this Agreement.

Section 7.3 No Waiver; Modifications in Writing.
(a) Delay. No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.
(b) Specific Waiver. Except as otherwise provided herein, no amendment, waiver, consent, modification, or termination of any provision of this Agreement or any other Operative Document shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Operative Document, any waiver of any provision of this Agreement or any other Operative Document, and any consent to any departure by the Partnership from the terms of any provision of this Agreement or any other Operative Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Partnership in any case shall entitle the Partnership to any other or further notice or demand in similar or other circumstances.
Section 7.4 Binding Effect; Assignment.
(a) Binding Effect. This Agreement shall be binding upon the Partnership, the Purchasers, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.
(b) Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to any Affiliate of such Purchaser without the consent of the Partnership. No portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to a non-Affiliate without the prior written consent of the Partnership (which consent shall not be unreasonably withheld by the Partnership). As a condition to any assignment hereunder, the assignee shall agree in writing to be bound by the provisions of this Agreement.

Section 7.5 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:
(a) If to any Purchaser:
To the respective address listed on Schedule B hereof
with a copy to:
Vinson & Elkins LLP
2200 Pennsylvania Ave., NW
Suite 500 West
Washington, DC 20037
Attention: Catherine S. Gallagher
Facsimile: 202.879.8985
(b) If to the Partnership:
Teekay Offshore Partners L.P.
4th Floor, Belvedere Building
69 Pitts Bay Road
Hamilton HM 08, Bermuda
Attention: Corporate Secretary
Facsimile: (441) 292-3931
with a copy to:
Perkins Coie LLP
1120 N.W. Couch Street, 10th Floor
Portland, Oregon 97209-4128
Attention: David Matheson
Facsimile: 503.346.2008
or to such other address as the Partnership or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 7.6 Removal of Legend. In connection with a sale of the Purchased Units by a Purchaser in reliance on Rule 144, the applicable Purchaser or its broker shall deliver to the Partnership a broker representation letter providing to the Partnership any information the Partnership deems necessary to determine that the sale of the Purchased Units is made in compliance with Rule 144, including, as may be appropriate, a certification that the Purchaser is not an Affiliate of the Partnership and regarding the length of time the Purchased Units have been held. Upon receipt of such representation letter, the Partnership shall promptly direct its transfer agent to exchange unit certificates bearing a restrictive legend for unit certificates without the legend (or a credit for such shares to book-entry accounts maintained by the transfer agent), including the legend referred to in Section 4.9, and the Partnership shall bear all costs associated therewith. After any Purchaser or its permitted assigns have held the Purchased Units for one year, if the certificate for such Purchased Units still bears the restrictive legend referred to in Section 4.9, the Partnership agrees, upon request of the Purchaser or permitted assignee, to take all steps necessary to promptly effect the removal of the legend described in Section 4.9 from the Purchased Units, and the Partnership shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Purchaser or its permitted assigns provide to the Partnership any information the Partnership deems necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including a certification that the holder is not an Affiliate of the Partnership (and a covenant to inform the Partnership if it should thereafter become an Affiliate and to consent to exchange its certificates for certificates bearing an appropriate restrictive legend) and regarding the length of time the Purchased Units have been held.
Section 7.7 Entire Agreement. This Agreement, the other Operative Documents, the confidentiality agreements executed by the Purchasers in favor of the Partnership (the “Confidentiality Agreement”), and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents with respect to the rights granted by the Partnership or any of its Affiliates or any Purchaser or any of its Affiliates set forth herein or therein. This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.
Section 7.8 Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York.
Section 7.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 7.10 Termination.
(a) Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time at or prior to the Closing by (i) the written consent of Purchasers of Common Units with a Purchase Price in excess of $75 million, upon a breach in any material respect by the Partnership of any covenant or agreement set forth in this Agreement or (ii) written notice by the Partnership to the Purchasers upon a breach in any material respect by the Purchasers of Common Units with a Purchase Price in excess of $25 million of any covenant or agreement set forth in this Agreement.
(b) Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing
(i) if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal;
(ii) if the Partnership determines not to consummate the Acquisition; or
(iii) if the Closing shall not have occurred by January 9, 2012.
(c) In the event of the termination of this Agreement as provided in this Section 7.10, (1) this Agreement shall forthwith become null and void, (2) within two (2) Business Days following such termination, the Partnership shall pay the Termination Fee to each Purchaser in immediately available funds by wire transfer, and (3) there shall be no liability on the part of any Party hereto, except as set forth in Sections 5.3, 5.4 and 5.5 and Article VI of this Agreement; provided, however, that nothing herein shall relieve any Party from any liability or obligation with respect to any willful breach of this Agreement.
Section 7.11 Recapitalization, Exchanges, Etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Units, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement and prior to the Closing.

Section 7.12 Disclosure. Each Purchaser agrees not to disclose information about this Agreement, the Registration Rights Agreement and the transactions contemplated hereby until and to the extent the Partnership publicly discloses such information. The Partnership shall disclose on Commission Form 6-K, within four Business Days of the date of this Agreement, the transactions contemplated by this Agreement and the Registration Rights Agreement.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

TEEKAY OFFSHORE PARTNERS L.P.
By:	TEEKAY OFFSHORE GP L.L.C.
(its General Partner)

By:	/s/ Mark Cave
	Name:	Mark Cave
	Title:	Secretary
Signature Page to Common Unit Purchase Agreement

KAYNE ANDERSON MLP INVESTMENT COMPANY
By:	KA Fund Advisors, LLC, as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Senior Managing Director

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
By:	KA Fund Advisors, LLC, as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Senior Managing Director

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
By:	KA Fund Advisors, LLC, as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Senior Managing Director

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
By:	KA Fund Advisors, LLC, as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Senior Managing Director

KA FIRST RESERVE, LLC
By:	KA Fund Advisors, LLC, as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Senior Managing Director
Signature Page to Common Unit Purchase Agreement

KAYNE ANDERSON MLP FUND, LP
By:	Kayne Anderson Capital Advisors, L.P., as its
general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON CAPITAL INCOME PARTNERS (QP), LP
By:	Kayne Anderson Capital Advisors, L.P., as its
general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON NON-TRADITIONAL INVESTMENTS, LP
By:	Kayne Anderson Capital Advisors, L.P., as its
general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON MIDSTREAM INSTITUTIONAL FUND, LP
By:	Kayne Anderson Capital Advisors, L.P., as its
general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Signature Page to Common Unit Purchase Agreement

ClearBridge Energy MLP Fund Inc.
By:	ClearBridge Advisors, LLC

By:	/s/ Harry D. Cohen
	Name:	Harry D. Cohen
	Title:	Chief Investment Officer

FAMCO MLP & ENERGY INCOME FUND
By:	/s/ Quinn T. Kiley
	Name:	Quinn T. Kiley
	Title:	Manager

FAMCO MLP & ENERGY INFRASTRUCTURE FUND
By:	/s/ Quinn T. Kiley
	Name:	Quinn T. Kiley
	Title:	Manager

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
By:	/s/ Quinn T. Kiley
	Name:	Quinn T. Kiley
	Title:	Manager

MLP & STRATEGIC EQUITY FUND INC.
By:	/s/ Quinn T. Kiley
	Name:	Quinn T. Kiley
	Title:	Manager

Signature Page to Common Unit Purchase Agreement

NUVEEN ENERGY MLP TOTAL RETURN FUND
By:	/s/ Quinn T. Kiley
	Name:	Quinn T. Kiley
	Title:	Manager

TEACHERS’ RETIREMENT SYSTEM OF OKLAHOMA
By:	/s/ Quinn T. Kiley
	Name:	Quinn T. Kiley
	Title:	Manager

SALIENT MLP & ENERGY INFRASTRUCTURE FUND
By:	Salient Capital Advisors, LLC, its Investment Manager

By:	/s/ Greg Reid
	Name:	Greg Reid
	Title:	President and Managing Director

SALIENT MLP FUND, LP
By:	Salient Capital Advisors, LLC, its Investment Manager

By:	/s/ Greg Reid
	Name:	Greg Reid
	Title:	President and Managing Director

H-E-B BRAND AND RETIREMENT PLAN TRUST
By:	Salient Capital Advisors, LLC, its Investment Manager

By:	/s/ Greg Reid
	Name:	Greg Reid
	Title:	President and Managing Director
Signature Page to Common Unit Purchase Agreement

TORTOISE NORTH AMERICAN ENERGY CORP.
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	Senior Vice President

TORTOISE PIPELINE AND ENERGY FUND
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	President
Signature Page to Common Unit Purchase Agreement

Schedule A — List of Purchasers and Commitment Amounts
Schedule A to Common Unit Purchase Agreement

Schedule B — Notice and Contact Information
Schedule B to Common Unit Purchase Agreement

Schedule C — Operating Subsidiaries and Ownership
Schedule C to Common Unit Purchase Agreement

Exhibit A — Form of Registration Rights Agreement
Attached
Exhibit A to Common Unit Purchase Agreement

REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
TEEKAY OFFSHORE PARTNERS L.P.
AND
THE INVESTORS NAMED ON SCHEDULE A HERETO

Schedule A — Investor List; Notice and Contact Information; Opt-Out

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November  _____  , 2011, by and among Teekay Offshore Partners L.P., a Marshall Islands limited partnership (the “Partnership”), and each of the Persons set forth on Schedule A to this Agreement (each, an “Investor” and collectively, the “Investors”).
WHEREAS, this Agreement is made in connection with the entry into the Common Unit Purchase Agreement, dated as of November  _____, 2011, by and among the Partnership and the Investors (the “Common Unit Purchase Agreement”); and
WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Investors pursuant to the Common Unit Purchase Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Common Unit Purchase Agreement. The terms set forth below are used herein as so defined:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Commission” means the U.S. Securities and Exchange Commission.
“Common Unit Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Effectiveness Period” has the meaning specified therefor in Section 2.01(a) of this Agreement.
“General Partner” means Teekay Offshore GP L.L.C., a Marshall Islands limited liability company.

1

“Holder” means the record holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Investor” and “Investors” have the meanings specified therefor in the introductory paragraph of this Agreement.
“Liquidated Damages” has the meaning specified therefor in Section 2.01(b) of this Agreement.
“Liquidated Damages Multiplier” means the product of the Common Unit Price times the number of Purchased Units purchased by such Investor and that may not be disposed of without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.
“Losses” has the meaning specified therefor in Section 2.09(a) of this Agreement.
“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.
“Opt-Out Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Parity Securities” has the meaning specified therefor in Section 2.02(b) of this Agreement.
“Partnership” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
“Registrable Securities” means (i) the Common Units to be acquired by the Investors pursuant to the Common Unit Purchase Agreement and (ii) any Common Units issued as Liquidated Damages pursuant to Section 2.01(b) of this Agreement.
“Registration Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.
“Registration Statement” has the meaning specified therefor in Section 2.01(a) of this Agreement.
“Selling Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.

2

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.09(a) of this Agreement.
“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) when such Registrable Security is held by the Partnership or one of its subsidiaries or Affiliates; (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.11 hereof or (e) one year after the Closing Date.
ARTICLE II
REGISTRATION RIGHTS
Section 2.01 Registration.
(a) Effectiveness Deadline. Following the date hereof, but no later than 30 days following the Closing Date, the Partnership shall prepare and file a registration statement (the “Registration Statement”) under the Securities Act with respect to all of the Registrable Securities. The Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form of the Commission as shall be selected by the Partnership. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement to become effective on or as soon as practicable after the Closing Date. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and reasonably requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01(a) to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will, when it becomes effective, not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Partnership shall provide the Holders with written notice of the effectiveness of the Registration Statement.

3

(b) Failure to Go Effective. If the Registration Statement required by Section 2.01(a) is not declared effective within 90 days after the Closing Date, then each Holder shall be entitled to a payment (with respect to the Purchased Units of each such Holder), as liquidated damages and not as a penalty, of 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for the first 60 days following the 90th day after the Closing Date, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period following the 60th date after such 90th day, that shall accrue daily, for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”); provided, however, that the aggregate amount of Liquidated Damages payable by the Partnership per Purchased Unit may not exceed 5.0% of the Common Unit Price. The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten (10) Business Days after the end of each such 30-day period. Any Liquidated Damages shall be paid to each Holder in immediately available funds; provided, however, if the Partnership certifies that it is unable to pay Liquidated Damages in cash because such payment would result in a breach under a credit facility or other debt instrument, then the Partnership may pay the Liquidated Damages in kind in the form of the issuance of additional Common Units. Upon any issuance of Common Units as Liquidated Damages, the Partnership shall promptly (i) prepare and file an amendment to the Registration Statement prior to its effectiveness adding such Common Units to such Registration Statement as additional Registrable Securities and (ii) prepare and file a supplemental listing application with the NYSE to list such additional Common Units. The determination of the number of Common Units to be issued as Liquidated Damages shall be equal to the amount of Liquidated Damages divided by the volume-weighted average closing price of the Common Units on the NYSE for the ten (10) trading days immediately preceding the date on which the Liquidated Damages payment is due, less a discount to such average closing price of 2.00%. The payment of Liquidated Damages to a Holder shall cease at the earlier of (i) the Registration Statement becoming effective or (ii) the Purchased Units of such Holder becoming eligible for resale without restriction under any section of Rule 144 (or any similar provision then in effect) under the Securities Act, assuming that each Holder is not an Affiliate of the Partnership, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases. If the Partnership is unable to cause a Registration Statement to go effective within 180 days after the Closing Date as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then the Partnership may request a waiver of the Liquidated Damages, and each Holder may individually grant or withhold its consent to such request in its discretion. The foregoing Liquidated Damages shall be the sole and exclusive remedy of the Holders for any failure of the Registration Statement to be declared effective.

4

Section 2.02 Piggyback Rights
(a) Participation. In the event the Registrable Securities may not be disposed of without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, if the Partnership proposes to file (i) a prospectus supplement to an effective shelf registration statement, other than the Registration Statement contemplated by Section 2.01(a) of this Agreement and Holders may be included without the filing of a post-effective amendment thereto, or (ii) a registration statement, other than a shelf registration statement, in each case, for the sale of Common Units in an Underwritten Offering for its own account and/or another Person, then as soon as practicable following the engagement of counsel by the Partnership to prepare the documents to be used in connection with an Underwritten Offering, the Partnership shall give notice (which may include, without limitation, notification by electronic mail) of such proposed Underwritten Offering to each Holder that, together with its Affiliates, holds in the aggregate at least $10.0 million of the then-outstanding Registrable Securities (based on the Common Unit Price) and such notice shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that (i) the Partnership shall not be required to provide such opportunity to any such Holder that does not offer a minimum of $10.0 million of Registrable Securities (based on the Common Unit Price), or (ii) if the Partnership has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Units in the Underwritten Offering, then (A) the Partnership shall not be required to offer such opportunity to the Holders or (B) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). Any notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof. Each such Holder described in the proviso of the immediately preceding sentence shall then have two (2) Business Days (or one (1) Business Day in connection with any overnight or bought Underwritten Offering) after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from such a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to include any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal at or prior to the time of pricing of such Underwritten Offering. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Partnership requesting that such Holder not receive notice from the Partnership of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Partnership shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Partnership pursuant to this Section 2.02(a). The Holders indicated on Schedule A hereto shall each be deemed to have delivered an Opt-Out Notice as of the date hereof.

5

(b) Priority. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering advise the Partnership that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Units offered or the market for the Common Units, then the Common Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advise the Partnership can be sold without having such adverse effect, with such number to be allocated (i) first, to the Partnership, (ii) second, to Teekay and its Affiliates pursuant to any registration rights existing as of the date of this Agreement and (iii) third, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other holder of securities of the Partnership (other than Teekay and its Affiliates) having rights of registration that are neither expressly senior nor subordinated to the Registrable Securities (the “Parity Securities”). The pro rata allocations pursuant to clause (iii) above for each Selling Holder who has requested participation in such Underwritten Offering shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold in such Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the Closing Date by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the Closing Date by all Selling Holders who have requested participation in such Underwritten Offering plus the aggregate number of Parity Securities owned on the Closing Date by all holders of Parity Securities that are participating in the Underwritten Offering.
(c) Termination of Piggyback Registration Rights. Each Holder’s rights under Section 2.02 shall terminate upon such Holder (together with its Affiliates) ceasing to hold at least $10.0 million of Registrable Securities (based on the Common Unit Price).
Section 2.03 Delay Rights. Notwithstanding anything to the contrary contained herein, the Partnership may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if (i) the Partnership is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Partnership determines in good faith that the Partnership’s ability to pursue or

6

consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or other registration statement or (ii) the Partnership has experienced or is undertaking some other material non-public event the disclosure of which at such time, in the good faith judgment of the Partnership, would materially adversely affect the Partnership; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement or other registration statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period, in each case, exclusive of days covered by any lock-up agreement executed by a Selling Holder in connection with any Underwritten Offering. Upon disclosure of such information or the termination of the condition described above, the Partnership shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.
If (i) the Selling Holders shall be prohibited from selling their Registrable Securities under the Registration Statement or other registration statement contemplated by this Agreement as a result of a suspension pursuant to the immediately preceding paragraph in excess of the periods permitted therein or (ii) the Registration Statement or other registration statement contemplated by this Agreement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 60 Business Days by a post-effective amendment thereto, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the Commission, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, the Partnership shall pay the Selling Holders an amount equal to the Liquidated Damages, following the earlier of, as applicable, (x) the date on which the suspension period exceeded the permitted period and (y) the sixty-first (61st) Business Day after the Registration Statement or other registration statement contemplated by this Agreement ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty (for purposes of calculation Liquidated Damages, the date in (x) or (y) above shall be deemed the “90th day,” as used in the definition of Liquidated Damages). For purposes of this paragraph, a suspension shall be deemed lifted on the date that notice that the suspension has been terminated is delivered to the Selling Holders. Liquidated Damages pursuant to this paragraph also shall cease upon the Purchased Units of such Holder becoming eligible for resale without restriction under any section of Rule 144 (or any similar provision then in effect) under the Securities Act, assuming that each Holder is not an Affiliate of the Partnership, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases. The foregoing Liquidated Damages shall be the sole and exclusive remedy of the Holders for any suspension period or of the registration statement ceasing to be effective or failing to be useable for its intended purposes as described in this Section 2.03.

7

Section 2.04 Underwritten Offerings
(a) General Procedures. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Partnership shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law or customary for such an Underwritten Offering. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Partnership and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Partnership’s obligation to pay Registration Expenses. The Partnership’s management may but shall not be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.
(b) No Demand Rights. Notwithstanding any other provision of this Agreement, no Holder shall be entitled to any “demand” rights or similar rights that would require the Partnership to effect an Underwritten Offering solely on behalf of the Holders.
Section 2.05 Sale Procedures
(a). In connection with its obligations under this Article II, the Partnership will, as expeditiously as possible:
(b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;
(c) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at any time shall notify the Partnership in writing that, in the reasonable judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Partnership shall use its commercially reasonable efforts to include such information in such prospectus supplement;

8

(d) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;
(e) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;
(f) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
(g) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

9

(h) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(i) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Partnership dated the date of the closing under the underwriting agreement and (ii) a “cold comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters may reasonably request;
(j) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
(k) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Partnership personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, however, that the Partnership need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Partnership;
(l) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;
(m) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of such Registrable Securities;

10

(n) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
(o) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities; and
(p) if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.
Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in subsection (g) of this Section 2.05, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 2.05 or until it is advised in writing by the Partnership that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Partnership, such Selling Holder will, or will request the Managing Underwriter or Underwriters, if any, to deliver to the Partnership (at the Partnership’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
Section 2.06 Cooperation by Holders Notwithstanding anything to the contrary, the Partnership shall have no obligation to include Registrable Securities of a Holder in the Registration Statement or in an Underwritten Offering pursuant to Section 2.02(a) who has failed to timely furnish such information that the Partnership determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
Section 2.07 Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees to enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 60 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of any Underwritten Offering, provided, however, that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers, directors or any other Affiliate of the Partnership on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.07 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.07 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering, including, without limitation, whether because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering, because such Holder holds less than $10.0 million of the then-outstanding Registrable Securities or because the Registrable Securities held by such Holder may be disposed of without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.

11

Section 2.08 Expenses
(a) Expenses. The Partnership will pay all reasonable Registration Expenses as determined by it in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.09 hereof, the Partnership shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.
(b) Certain Definitions. “Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01(a) or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for the Partnership, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities.
Section 2.09 Indemnification
(a) By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such

12

Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, issuer free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Registration Statement or such other registration statement, or preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus or any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.
(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, the General Partner, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.09. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.09 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation and of

13

liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.
(d) Contribution. If the indemnification provided for in this Section 2.09 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e) Other Indemnification. The provisions of this Section 2.09 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

14

Section 2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to use its commercially reasonable efforts to:
(a) make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;
(b) file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and
(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
Section 2.11 Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to the Investors by the Partnership under this Article II may be transferred or assigned by any Investor to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Investor, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $10.0 million of Registrable Securities (based on the Common Unit Price), (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Investor under this Agreement.
Section 2.12 Limitation on Subsequent Registration Rights. From and after the date hereof, the Partnership shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to require the Partnership to include securities in any registration statement filed by the Partnership on a basis other than pari passu with, or expressly subordinate to the rights of, the Holders of Registrable Securities hereunder.

15

ARTICLE III
MISCELLANEOUS
Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
(a) if to an Investor:
To the respective address listed on Schedule A hereof
with a copy to:
Vinson & Elkins LLP
2200 Pennsylvania Ave., NW
Suite 500 West
Washington, DC 20037
Attention: Catherine Gallagher
Facsimile: 202.879.8985
(b) if to a transferee of an Investor, to such Holder at the address provided pursuant to Section 2.11 above; and
(c) if to the Partnership:
Teekay Offshore Partners L.P.
4th Floor, Belvedere Building
69 Pitts Bay Road
Hamilton HM 08, Bermuda
Attention: Corporate Secretary
Facsimile: (441) 292-3931
with a copy to:
Perkins Coie LLP
1120 N.W. Couch Street, 10th Floor
Portland, OR 97209
Attention: David Matheson
Facsimile: 503.346.2008
All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.
Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.03 Assignment of Rights. All or any portion of the rights and obligations of any Investor under this Agreement may be transferred or assigned by such Investor only in accordance with Section 2.11 hereof.

16

Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.
Section 3.05 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.
Section 3.06 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
Section 3.08 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.09 Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.
Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

17

Section 3.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Partnership set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.12 Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
Section 3.13 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.14 Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Investors (and their permitted transferees and assignees) and the Partnership shall have any obligation hereunder and that, notwithstanding that one or more of the Investors may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Investors or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Investors or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Investors under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Investor hereunder.

18

Section 3.15 Interpretation. Article and Section references to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by an Investor under this Agreement, such action shall be in such Investor’s sole discretion unless otherwise specified.
[Signature pages to follow]

19

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

TEEKAY OFFSHORE PARTNERS L.P.
By:	TEEKAY OFFSHORE GP L.L.C.,
(its General Partner)

By:
	Name:	Mark Cave
	Title:	Secretary
Signature Page to Registration Rights Agreement

KAYNE ANDERSON MLP INVESTMENT COMPANY
By:	KA Fund Advisors, LLC, as Manager

By:
	Name:	James C. Baker
	Title:	Senior Managing Director

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
By:	KA Fund Advisors, LLC, as Manager

By:
	Name:	James C. Baker
	Title:	Senior Managing Director

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
By:	KA Fund Advisors, LLC, as Manager

By:
	Name:	James C. Baker
	Title:	Senior Managing Director

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
By:	KA Fund Advisors, LLC, as Manager

By:
	Name:	James C. Baker
	Title:	Senior Managing Director

KA FIRST RESERVE, LLC
By:	KA Fund Advisors, LLC, as Manager

By:
	Name:	James C. Baker
	Title:	Senior Managing Director
Signature Page to Registration Rights Agreement

KAYNE ANDERSON MLP FUND, LP
By:	Kayne Anderson Capital Advisors, L.P.,
as its general partner

By:
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON CAPITAL INCOME PARTNERS (QP), LP
By:	Kayne Anderson Capital Advisors, L.P.,
as its general partner

By:
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON NON-TRADITIONAL INVESTMENTS, LP
By:	Kayne Anderson Capital Advisors, L.P.,
as its general partner

By:
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON MIDSTREAM INSTITUTIONAL FUND, LP
By:	Kayne Anderson Capital Advisors, L.P.,
as its general partner

By:
	Name:	David Shladovsky
	Title:	General Counsel
Signature Page to Registration Rights Agreement

ClearBridge Energy MLP Fund Inc.
By:	ClearBridge Advisors, LLC

By:
	Name:	Harry D. Cohen
	Title:	Chief Investment Officer

FAMCO MLP & ENERGY INCOME FUND
By:
	Name:	Quinn T. Kiley
	Title:	Manager

FAMCO MLP & ENERGY INFRASTRUCTURE FUND
By:
	Name:	Quinn T. Kiley
	Title:	Manager

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
By:
	Name:	Quinn T. Kiley
	Title:	Manager

MLP & STRATEGIC EQUITY FUND INC.
By:
	Name:	Quinn T. Kiley
	Title:	Manager
Signature Page to Registration Rights Agreement

NUVEEN ENERGY MLP TOTAL RETURN FUND
By:
	Name:	Quinn T. Kiley
	Title:	Manager

TEACHERS’ RETIREMENT SYSTEM OF OKLAHOMA
By:
	Name:	Quinn T. Kiley
	Title:	Manager

SALIENT MLP & ENERGY INFRASTRUCTURE FUND
By:	Salient Capital Advisors, LLC,
its Investment Manager

By:
	Name:	Greg Reid
	Title:	President and Managing Director

SALIENT MLP FUND, LP
By:	Salient Capital Advisors, LLC,
its Investment Manager

By:
	Name:	Greg Reid
	Title:	President and Managing Director
Signature Page to Registration Rights Agreement

H-E-B BRAND AND RETIREMENT PLAN TRUST
By:	Salient Capital Advisors, LLC,
its Investment Manager

By:
	Name:	Greg Reid
	Title:	President and Managing Director

TORTOISE NORTH AMERICAN ENERGY CORP.
By:
	Name:	Zachary A. Hamel
	Title:	Senior Vice President

TORTOISE PIPELINE AND ENERGY FUND
By:
	Name:	Zachary A. Hamel
	Title:	President
Signature Page to Registration Rights Agreement

Schedule A — Investor Name; Notice and Contact Information

Exhibit B — Sevan FPSO Acquisition Terms
Sevan Piranema Acquisition Terms
•
Acquisition by Teekay Offshore Partners L.P. (the “Partnership”) or a designated subsidiary thereof from Sevan Marine ASA or an applicable subsidiary thereof of the FPSO Sevan Piranema, together with any and all charter agreements, leases, service or operations agreements and such other agreements as identified by the Partnership for acquisition and directly related to the FPSO Sevan Piranema (collectively, the “Piranema Related Agreements”).

•
The acquisition shall be carried out as a direct acquisition of the FPSO Sevan Piranema and corresponding transfers and novations of all Piranema Related Agreements, or as the acquisition of the ownership interests of Sevan Production AS, the company currently owning the FPSO Sevan Piranema.

•	The purchase price for the FPSO Sevan Piranema will be approximately (a) $165 million and (b) plus or minus any positive or negative working capital of Sevan Production AS, if and as applicable.
•	The FPSO Sevan Piranema will be acquired free of any indebtedness or Liens.
Sevan Hummingbird Acquisition Terms
•
Acquisition by Teekay Corporation (“Teekay”) or a designated subsidiary thereof from Sevan Marine ASA or an applicable subsidiary thereof of the FPSO Sevan Hummingbird, together with any and all charter agreements, leases, service or operations agreements and such other agreements as identified by Teekay for acquisition and directly related to the FPSO Sevan Hummingbird (collectively, the “Hummingbird Related Agreements”).

•
The acquisition shall be carried out as a direct acquisition of the FPSO Sevan Hummingbird and corresponding transfers and novations of all Hummingbird Related Agreements, or as the acquisition of the ownership interests of the Sevan subsidiary or subsidiaries (the “Hummingbird Owners”) owning the FPSO Sevan Hummingbird.

•
The purchase price for the FPSO Sevan Hummingbird to Teekay will be approximately (a) $179 million and (b) plus or minus any positive or negative working capital of the Hummingbird Owners, if and as applicable. For the sake of clarity, the purchase price to be paid by Teekay to Sevan is not controlling on the price at which Teekay may offer the FPSO Sevan Hummingbird and any Hummingbird Related Agreements to the Partnership, if any such offer is made to the Partnership.

•	Teekay will acquire the FPSO Sevan Hummingbird free of any indebtedness or Liens of Sevan.
Exhibit B to Common Unit Purchase Agreement

Sevan Voyageur Acquisition Agreement
•
Agreement (the “Voyageur Agreement”) to be executed and delivered between Teekay (or a designated subsidiary thereof) and Sevan Marine ASA (or an applicable subsidiary thereof), providing for the acquisition by Teekay (or a designated subsidiary thereof) from Sevan (or an applicable subsidiary thereof) of the FPSO Sevan Voyageur, together with any and all charter agreements, leases, service and operations agreements and such other agreements as identified by Teekay for acquisition and directly related to the FPSO Sevan Voyageur (collectively, the “Voyageur Related Agreements”).

•
The Voyageur Agreement will provide that the acquisition will be carried out as a direct acquisition of the FPSO Sevan Voyageur and corresponding transfers and novations of all Voyageur Related Agreements, or as the acquisition of the ownership interests of the Sevan subsidiary or subsidiaries (the “Voyageur Owners”) owning the FPSO Sevan Voyageur.

•
The purchase price for the FPSO Sevan Voyageur to Teekay will be approximately (a) $324 million (including the assumption of up to approximately $230 million of indebtedness under an existing or replacement bank facility (the “Bank Facility”) which is secured by a mortgage on the FPSO Sevan Voyageur) plus (b) the cost to complete the upgrading of the FPSO Sevan Voyageur. For the sake of clarity, the purchase price to be paid by Teekay to Sevan is not controlling on the price at which Teekay may offer the FPSO Sevan Voyageur and any Voyageur Related Agreements to the Partnership, if any such offer is made to the Partnership.

•	The FPSO Sevan Voyageur would be acquired free of any indebtedness or Liens of Sevan other than any indebtedness and Liens relating to the Bank Facility.
•	The Voyageur Agreement will include closing conditions as determined by Sevan and Teekay, including completion of the upgrade of the Sevan Voyageur.
Exhibit B to Common Unit Purchase Agreement

Exhibit C — Form of Opinion of Perkins Coie L.L.P.
Capitalized terms used but not defined herein have the meanings assigned to such terms in the Common Unit Purchase Agreement (the “Purchase Agreement”). The Partnership shall furnish to the Purchasers at the Closing an opinion of Perkins Coie L.L.P., counsel for the Partnership, addressed to the Purchasers and dated the Closing Date in form reasonably satisfactory to the Purchasers, stating that:
(i) To our knowledge, except as described in the Partnership SEC Documents filed prior to the date of the Purchase Agreement, there are no outstanding options, warrants, or agreements for the purchase or acquisition from the Partnership of Partnership securities or ownership interests in the Partnership, or rights to convert any obligations into or exchange any securities for Partnership securities or ownership interests in the Partnership.
(ii) No consent, approval, authorization or other action by, or filing with, any Governmental Authority is required for the issuance and sale by the Partnership of the Purchased Units, the execution, delivery and performance by the Partnership of the Operative Documents or the completion of the transactions contemplated by the Operative Documents, except for (a) those required by the Commission in connection with the Partnership’s obligations under the Registration Rights Agreement and (b) those that have been obtained or as may be required under state securities or “Blue Sky” laws, as to which we do not express any opinion.
(iii) To our knowledge, there are no contracts, agreements or understandings between any of the Teekay Entities and any person granting such person the right to require any of the Teekay Entities to file a registration statement under the Act with respect to any securities of the Partnership owned or to be owned by such person or to require any of the Teekay Entities to include such securities in any securities being registered pursuant to any other registration statement filed by any Teekay Entity under the Act, except for any such rights held by the General Partner or an Affiliate (as defined in the Partnership Agreement) of the General Partner pursuant to the Partnership Agreement.
(iv) None of the offering, issuance and sale by the Partnership of the Purchased Units, the execution, delivery and performance of the Operative Documents by the Partnership, or the completion of the transactions contemplated thereby conflicts with or constitutes a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, contract, mortgage, deed of trust, note agreement, loan agreement, lease or other agreement or instrument filed as an exhibit to the Partnership’s Annual Report on Form 20-F for the year ended December 31, 2010, and Reports on Form 6-K for the quarters ended March 31, 2011 and June 30, 2011 [or any Quarterly Report on Form 6-K filed thereafter] (including any document filed as an exhibit to any document incorporated by reference therein). (We do not comment or opine as to compliance with any financial covenants or financial ratios contained in any such documents.)
Exhibit C to Common Unit Purchase Agreement

(v) Based in part upon the Partnership’s and the Purchasers’ representations and warranties in, and on the facts and circumstances contemplated by, the Purchase Agreement, the offer, issuance and sale of the Purchased Units by the Partnership to the Purchasers pursuant to the terms of the Purchase Agreement do not require registration under Section 5 of the Securities Act. (We do not comment or opine as to any subsequent sale of the Purchased Units.)
(vi) The Partnership is not, and after giving effect to the use of proceeds from the sale of the Purchased Units pursuant to the Purchase Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
Exhibit C to Common Unit Purchase Agreement

Exhibit D — Form of Opinion of Watson, Farley & Williams LLP
Capitalized terms used but not defined herein have the meanings assigned to such terms in the Common Unit Purchase Agreement (the “Purchase Agreement”). The Partnership shall furnish to the Purchasers at the Closing an opinion of Watson, Farley & Williams LLP, special Marshall Islands counsel for the Partnership, addressed to the Purchasers and dated the Closing Date in form reasonably satisfactory to the Purchasers, stating that:
(i) Each of the Partnership and the Operating Company has been duly formed and is validly existing in good standing as a limited partnership under the law of the Republic of the Marshall Islands, and has the limited partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Partnership SEC Documents.
(ii) Each of the General Partner and the OLP GP has been duly formed and is validly existing in good standing as a limited liability company under the law of the Republic of the Marshall Islands, and each has the limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Partnership SEC Documents.
(iii) Each of the entities listed in Schedule A to such opinion (the “Marshall Islands Subsidiaries”) is validly existing in good standing as a limited liability company or corporation, as applicable, under Marshall Islands Law, and each has the limited liability company or corporate power, as applicable, and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Partnership SEC Documents.
(iv) The Purchased Units and the limited partner interests represented thereby have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Purchasers against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands LP Act and subject to the provisions of the Partnership Agreement).
(v) The Common Units that may be issued in lieu of cash as liquidated damages pursuant to the Registration Rights Agreement have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered in accordance with the terms of the Registration Rights Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands LP Act and subject to the provisions of the Partnership Agreement).
(vi) Except as described in the Partnership SEC Documents, there are no preemptive rights or other rights to subscribe for or to purchase any limited partner interests in the Partnership.
Exhibit D to Common Unit Purchase Agreement

(vii) The execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated thereby, including the offering, issuance and sale by the Partnership of the Purchased Units in accordance with and upon the terms and conditions set forth in this Agreement, do not (A) conflict with or constitute a violation of the organizational documents of the Partnership, the General Partner, the Operating Company, the OLP GP or the Marshall Islands Subsidiaries, (B) conflict with or constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), the agreements or instruments governed by Marshall Islands Law or New York Law and listed on a schedule to such opinion, (C) violate Marshall Islands Law or New York Law, or (D) violate any judgment, order or decree of which we are aware of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority situated in the Republic of The Marshall Islands directed to any of the Partnership, the General Partner, the Operating Company, the OLP GP or the Marshall Islands Subsidiaries in a proceeding before such court, regulatory body, administrative agency, governmental body, arbitrator or other authority in the Republic of the Marshall Islands to which any of them is a party.
(viii) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body of the Republic of The Marshall Islands having jurisdiction over the Partnership, the General Partner, the Operating Company, the OLP GP or the Marshall Islands Subsidiaries or any of their respective properties is required in connection with the execution and delivery of this Agreement by the General Partner in its capacity as the general partner of the Partnership, the performance of the transactions contemplated hereby by the Partnership Entities or the performance by the Partnership of its obligations hereunder, including the offering, issuance and sale by the Partnership of the Purchased Units in accordance with and upon the terms and conditions set forth in this Agreement.
(ix) The choice of New York law to govern the Operative Documents constitutes a valid choice of law under Marshall Islands Law.
(x) Each of Operative Documents has been duly authorized and validly executed and delivered by the General Partner in its capacity as the general partner of the Partnership, and constitutes a valid and legally binding obligation of the Partnership enforceable against the Partnership in accordance with its terms, except as the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
Exhibit D to Common Unit Purchase Agreement